Exhibit 10.8
                                                                    ------------

                                 FIRST AMENDMENT

                                       to

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                           Dated as of August 10, 2001

                                      among

                          LEUCADIA NATIONAL CORPORATION

                                       and

                              FLEET NATIONAL BANK,
                            as Administrative Agent,

                            THE CHASE MANHATTAN BANK,
                              As Syndication Agent,


                                       and


                              FLEET NATIONAL BANK,
                            THE CHASE MANHATTAN BANK,
                         U.S. BANK NATIONAL ASSOCIATION,
                                  HSBC BANK USA
                      BANK OF AMERICA NATIONAL ASSOCIATION,
                          NATIONAL BANK OF CANADA, AND
                        ISRAEL DISCOUNT BANK OF NEW YORK,
                                  As the Banks




                                                       BINGHAM DANA LLP
                                                      150 FEDERAL STREET
                                                  BOSTON, MASSACHUSETTS 02110

                                 FIRST AMENDMENT
                                       to
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS AMENDMENT AGREEMENT (this "First Amendment"), dated as of August 10, 2001, to become effective as of the Amendment Effective Date as defined in
Section 4 hereof upon satisfaction of the conditions specified therein, is by and among Leucadia National Corporation, a New York corporation (the "Company"), Fleet National Bank, The Chase Manhattan Bank, U.S. Bank National Association, HSBC Bank USA, Bank of America National Association, National Bank of Canada, and Israel Discount Bank of New York (collectively, the "Banks"), Fleet National Bank as Administrative Agent for itself and the other Banks, and The Chase Manhattan Bank as Syndication Agent for itself and the other Banks.

         Whereas, the Company, the Banks, the Administrative Agent and the Syndication Agent are parties to that certain Amended and Restated Revolving Credit Agreement dated as of June 27, 2000 (the "the Credit Agreement"), pursuant to which the Banks, upon the terms and conditions specified therein, have agreed to make Loans to the Company; and

         Whereas, the Company has requested that the Banks, the Administrative Agent and the Syndication Agent agree, and the Banks, the Administrative Agent and the Syndication Agent have agreed, on the terms and subject to the conditions set forth herein, to amend certain of the provisions of the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         2. Amendments to the Credit Agreement.

         (a) Section 1.1 of the Credit Agreement is hereby amended by adding, immediately after the definition of the term "Banks", the following definition:

                           "Berkadia Guaranty": the Guaranty by the Company, in
                  the form annexed as Exhibit A to the First Amendment to this Agreement, guarantying the obligations of Berkadia LLC, a Delaware limited liability company, 10% of the equity of which is owned by the Company, under and in respect of a Loan Agreement dated as of August __, 2001 among Berkadia LLC, the lenders named therein, and Fleet National Bank as Administrative Agent, provided that the obligations so guaranteed shall not exceed 10% of an aggregate principal amount up to $6,000,000,000 together with interest accruing thereon and other charges relating thereto.


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

         (b) Section 8.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           8.8. Limitation on Contingent Obligations. The
                  Company will not, nor will it permit any Subsidiary to, create, incur, assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, or suffer to exist Contingent Obligations in an aggregate amount for the Company and its Subsidiaries in excess of $200,000,000; provided, that such amount shall not include (i) the F&H Guaranty, (ii) the reimbursement obligation of the Company in respect of a standby letter of credit issued by Chase for the benefit of General Electric Capital Corporation in an aggregate maximum face amount of up to $105,260,000 and (iii) the Berkadia Guaranty; and provided, further, that as of any time of determination under this
                  Section 8.8, if the aggregate amount of any then outstanding Contingent Obligations of the Company and/or any Subsidiary would be permitted under Section 8.3 hereof had the amount of such Contingent Obligations been incurred as Funded Debt, then for the purposes of this Section 8.8, only 50% of the amount of such Contingent Obligations shall be counted towards the $200,000,000 limitation.

         3. Representations and Warranties. The Company hereby represents and warrants to the Banks that:

         (a) The execution and delivery by the Company, and the performance by the Company, of its obligations and agreements under this First Amendment, the Credit Agreement as amended hereby, and the Berkadia Guaranty (i) are within the corporate authority of the Company, have been duly authorized by all necessary corporate proceedings, (ii) do not and will not contravene any Requirement of Law applicable to or binding upon the Company or any of its Subsidiaries, nor any Contractual Obligation of the Company or any of its Subsidiaries, and (iii) will not result in or require the creation or imposition of any Lien on any of the Company's or its Subsidiaries' respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation, except in the case of clauses
(ii) and (iii) any contractual violations and/or Liens which in the aggregate would not be reasonably likely to have a material adverse effect on the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole and would not be reasonably likely to have a material adverse effect on the ability of the Company to perform its obligations under the Credit Agreement and the Notes.

         (b) This First Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.



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

         (c) No Default or Event of Default has occurred and is continuing, or will occur after execution and delivery by the Company of the Berkadia Guaranty, and execution and delivery by Berkadia LLC and the lenders party thereto of the Loan Agreement dated as of August __, 2001 among Berkadia LLC, Fleet National Bank and the other lenders, and Fleet National Bank as Administrative Agent.

         4. Effectiveness. This First Amendment shall be deemed to be effective as of the date of the Company's execution and delivery of the Berkadia Guaranty (the "Amendment Effective Date" subject to satisfaction of the following conditions precedent:

         (a) The Administrative Agent shall have received counterparts of this First Amendment signed by the Company and the Majority Banks.

         (b) The Company shall have paid to the Administrative Agent, for the accounts of the Banks executing and delivering this First Amendment, in accordance with their respective Commitment Percentages, an amendment fee in the amount of 0.05% of their respective Commitments.

         (c) The Company shall have paid the reasonable legal fees and disbursements of Bingham Dana LLP, as counsel to the Administrative Agent and the Banks, in connection with this First Amendment (for which an invoice shall have been presented).

         (d) The Administrative Agent shall have received copies of such certificates and other documents as the Administrative Agent may reasonably request, and such documents and all legal matters in connection with this First Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel.

         5. Miscellaneous Provisions.

         (a) Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same; and the Credit Agreement as amended hereby shall continue in full force and effect.

         (b) This First Amendment is intended to take effect as an instrument executed under seal and shall be construed according to and governed by the laws (excluding the laws applicable to conflicts or choice of law) of the Commonwealth of Massachusetts.

         (c) This First Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this First Amendment, it shall not be necessary to produce or account for more than one counterpart signed by the Company and the Majority Banks.

         IN WITNESS WHEREOF, the undersigned parties have caused this Amendment Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


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

                            LEUCADIA NATIONAL CORPORATION


                            By:
                                -----------------------------------------------
                            Name:
                            Title:


                            FLEET NATIONAL BANK
                            individually and as Administrative Agent


                            By:
                                -----------------------------------------------
                            Name:
                            Title:


                            THE CHASE MANHATTAN BANK,
                            individually and as Syndication Agent -


                            By:
                                -----------------------------------------------
                            Name:
                            Title:


                            BANK OF AMERICA NATIONAL ASSOCIATION


                            By:
                                -----------------------------------------------
                            Name:
                            Title:


                            HSBC BANK USA


                            By:
                                -----------------------------------------------
                            Name:
                            Title:

                            U.S. BANK NATIONAL ASSOCIATION


                            By:
                                -----------------------------------------------
                            Name:
                            Title:


                            NATIONAL BANK OF CANADA


                            By:
                                -----------------------------------------------
                            Name:
                            Title:


                            ISRAEL DISCOUNT BANK OF NEW YORK


                            By:
                                -----------------------------------------------
                            Name:
                            Title:


                            By:
                                -----------------------------------------------
                            Name:
                            Title:

                                                                       EXHIBIT A
                                                                       ---------

                          LEUCADIA NATIONAL CORPORATION
                              315 Park Avenue South
                            New York, New York 10010
                             Telephone 212-460-1900


                                    GUARANTY


TO: FLEET SECURITIES, INC., AS ADMINISTRATIVE AGENT AND THE LENDERS FROM TIME TO TIME PARTY TO THE LOAN AGREEMENT (AS DEFINED BELOW):

         LEUCADIA NATIONAL CORPORATION, of 315 Park Avenue South, New York, New York, 10010, incorporated under the laws of the State of New York (hereinafter referred to as the "Guarantor"), in order to induce the Lenders and the Administrative Agent under that certain Loan Agreement dated as of August ____, 2001 (as amended, restated or modified from time to time, the "Loan Agreement") and the related Loan Documents, by and among BERKADIA LLC (the "Borrower"), EAGLE FUNDING LLC and the other Lenders from time to time party thereto and FLEET SECURITIES, INC. as administrative agent for the Lenders (the "Administrative Agent"), to make the Loans evidenced by the Loan Agreement and the Notes to the Borrower, does hereby guarantee irrevocably and unconditionally the punctual payment and performance of the Obligations, and not only of their collectability, to the Lenders and the Administrative Agent, as applicable, together with all interest and other charges and reasonable expenses attributable thereto and all reasonable expenses incurred by the Lenders and the Administrative Agent, in enforcing their rights under this Guaranty. Should the Borrower default in the payment or performance of any of the Obligations as and when they become due in accordance with the terms of the Loan Agreement and the other Loan Documents, the Administrative Agent shall provide five (5) Business Days' prior written notice to the Guarantor at the above address (or at such other address for notice as the Guarantor shall last have furnished in writing to the Administrative Agent) and to Berkshire Hathaway Inc. ("BH") that the obligations of the Guarantor hereunder and of BH under the BH Guaranty, in respect of such payment or performance shall become immediately due and payable as of the date stated in such notice (a "Payment Demand"). Notwithstanding the foregoing, the Guarantor's liability in respect of each Payment Demand hereunder shall be limited to an amount equal to ten percent (10%) of such Payment Demand. Payments by the Guarantor may be required hereunder on any number of occasions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         The liability of the Guarantor under this Guaranty shall be unconditional irrespective of (i) any lack of enforceability of any Obligation,
(ii) any change of the time, manner or place of payment, or any other term of any Obligation, (iii) any exchange, release, impairment or non-perfection of any collateral securing payment of any Obligation, (iv) any law, regulation or order of any jurisdiction affecting any term of any Obligation or the Lenders' or the Administrative Agent's rights with respect thereto, and (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor other than the irrevocable payment and satisfaction in full in cash of all of the Obligations.

         The Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance and all other notices with respect to any Obligation and this guaranty, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any requirement that the Administrative Agent or any Lender exhaust any right or take any action against the Borrower or any collateral security, and all suretyship defenses generally.

         This is a continuing guaranty and shall remain in full force and effect until the earlier of (a) five (5) Business Days after written notice shall have been received by an officer of the Administrative Agent from the Guarantor that it has been revoked, provided that no such notice shall affect the rights of the Lenders or the Administrative Agent hereunder with respect to any Obligation existing at the time of receipt of such notice or incurred pursuant to any commitment existing at such time, or (b) the irrevocable payment and satisfaction in full in cash of all of the Obligations.

         The Guarantor hereby makes the representations and warranties set forth on Exhibit A hereto as of the Closing Date.

         The Guarantor will promptly notify the Administrative Agent in writing of any event or occurrence with respect to it which could reasonably be expected to have a Material Adverse Effect.

         The Administrative Agent's books and records shall be prima facie evidence (absent manifest error) of any claim the Lenders and the Administrative Agent may make under this Guaranty.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.



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

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the ___ day of August, 2001 at _____________, United States of America.

                           LEUCADIA NATIONAL CORPORATION



                           By:
                              ----------------------------------------------
                                Name:
                                Title:


Acknowledged and Agreed:

FLEET SECURITIES, INC.
  as Administrative Agent


By:
   --------------------------------------------------
   Name:
   Title:













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

                              EXHIBIT A TO GUARANTY

Capitalized terms used herein without definition shall have the definitions given to such terms in the Guaranty and the Loan Agreement.

         1. Corporate Authority.

                  1.1 Incorporation; Good Standing. The Guarantor (a) is a corporation duly organized, validly existing and in good standing under the laws of New York, (b) has all requisite corporate power to own its material property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

                  1.2 Authorization. The execution, delivery and performance of the Guaranty and the transactions contemplated thereby (a) are within the corporate authority of the Guarantor, (b) have been duly authorized by all necessary corporate proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Guarantor except such as would not have a Material Adverse Effect, and (d) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, the Guarantor.

                  1.3 Enforceability. The execution and delivery of the Guaranty will result in valid and legally binding obligations of the Guarantor enforceable against it in accordance with the terms and provisions thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that the availability of certain equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         2. Governmental Approvals. The execution, delivery and performance by the Guarantor of the Guaranty and the transactions contemplated thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those (a) already obtained, and (b) the failure to obtain which would not have, with respect to it, a Material Adverse Effect.

         3. Financial Statements. There has been furnished to each of the Lenders a consolidated balance sheet of the Guarantor as at the Balance Sheet Date, and consolidated statements of income of the Guarantor for the fiscal year then ended, certified by PricewaterhouseCoopers. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the consolidated financial condition of the Guarantor as at such date and the results of operations for the fiscal year


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

then ended. There were no contingent liabilities of the Guarantor as of such date involving material amounts, known to the officers of the Guarantor, which were required by GAAP to be disclosed in such balance sheets and/or the notes related thereto which were not so disclosed.

         4. No Material Changes, etc. Since the Balance Sheet Date, there has been no event or occurrence with respect to it which has had a Material Adverse Effect.



















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